Accrued Mining and Landfill Reclamation	12 Months Ended
Jan. 02, 2016
Summit Materials, LLC [Member]
Accrued Mining and Landfill Reclamation

(12) Accrued Mining and Landfill Reclamation

The Company has asset retirement obligations arising from regulatory or contractual requirements to perform certain reclamation activities at the time that certain quarries and landfills are closed, which are primarily included in other noncurrent liabilities on the consolidated balance sheets. The current portion of the liabilities, $2.0 million and $1.6 million as of January 2, 2016 and December 27, 2014, respectively, is included in accrued and other liabilities on the consolidated balance sheets. The liabilities were initially measured at fair value and are subsequently adjusted for accretion expense, payments and changes in the amount or timing of the estimated cash flows. The corresponding asset retirement costs are capitalized as part of the carrying amount of the related long-lived asset and depreciated over the asset’s remaining useful life. The following table presents the activity for the asset retirement obligations for the years ended January 2, 2016 and December 27, 2014:

	2015	2014
Beginning balance	$18,310	$15,781
Acquired obligations	745	140
Change in cost estimate	907	2,233
Settlement of reclamation obligations	(689)	(1,178)
Additional liabilities incurred	60	463
Accretion expense	1,402	871

Ending balance	$20,735	$18,310